Other Gains/(losses) Net (Tables)	12 Months Ended
Dec. 31, 2021
Other Income (Losses) Net [Abstract]
Schedule of Other Gains/ (Losses) Net	Other Gains/(losses)—net

	Year Ended December 31,
	2019	2020	2021
	RMB’000	RMB’000	RMB’000
Net foreign exchange gains/(losses)	2,252	(6,772)	(3,309)
Investment income from wealth management products	798	672	436
Other loss (i)	—	—	(7,093)
	3,050	(6,100)	(9,966)

(i) The Group incurred a loss of RMB 7.0 million (USD 1.1 million) due to a phishing scam experienced in May 2021 which resulted in the Company remitting such amount to an account set up by the phishers rather than to one of the Company’s vendors. No loss of company data nor any loss or compromise of third-party information has been discovered. The Company filed a claim and partially recovered RMB 1.0 million losses from its cyber insurance provider